UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2012

DEBT RESOLVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33110	33-0889197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 White Plains Road, Suite 108 Tarrytown, New York	10591
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: THIS FORM 8-K/A CURRENT REPORT HAS BEEN FILED TO AMEND AND REPLACE THE FORM 8-K CURRENT REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 6, 2012 (THE “INITIAL FILING”).  THE INITIAL FILING WAS FILED IN ERROR AND SHOULD NOT BE RELIED UPON.

Item 4.01  Changes in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On January 5, 2012 (the “Dismissal Date”), Debt Resolve, Inc. (the “Company”) advised RBSM LLP (the “Former Auditor”) that it was dismissed as the Company’s independent registered public accounting firm.  The decision to dismiss the Former Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 5, 2012.  Except as set forth below, the reports of the Former Auditor on the Company’s consolidated financial statements for the years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of the Former Auditor on the Company’s financial statements for each of the years ended December 31, 2010 and December 31, 2009 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2010 and December 31, 2009, and through the Dismissal Date, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2010 and December 31, 2009, and through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of this letter is attached hereto to this amendment to the Form 8K as Exhibit 16.1.

New independent registered public accounting firm

On January 5, 2012 (the “Engagement Date”), the Company engaged Fiondella, Milone and LaSaracina, LLP (“New Auditor”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2011.  The decision to engage the New Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with the New Auditor regarding either:

1.
application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of RBSM LLP regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2012	DEBT RESOLVE, INC.

	By:	/s/ DAVID M. RAINEY
David M. Rainey
President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter of RBSM LLP regarding change in independent registered public accounting firm.